SELECTIVE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

COMMON STOCKS — 62.82%	Shares	Fair Value

Communication Services — 20.03%
Alphabet, Inc., Class C(a)(b)	8,228	$9,567,601
Baidu, Inc. - ADR (China)(a)(b)	43,500	4,384,365
Facebook, Inc., Class A(a)(b)	29,160	4,863,888
		18,815,854
Financials — 7.35%
Bank of the Ozarks, Inc.(b)	413,669	6,908,272

Information Technology — 35.44%
Alibaba Group Holding Ltd. - ADR (China)(a)(b)	45,203	8,791,079
Blue Prism Group plc (United Kingdom)(a)	833,967	11,664,671
Cognizant Technology Solutions Corporation, Class A(b)	76,000	3,531,720
Optiva, Inc. (Canada)(a)	102,983	1,609,338
Splunk, Inc.(a)(b)	60,909	7,688,543
		33,285,351

Total Common Stocks (Cost $63,941,095)		59,009,477

MONEY MARKET FUNDS - 3.07%

BlackRock Liquidity Funds Treasury Trust Fund, Institutional Class, 0.56%(c)	10,389	10,389
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class, 0.42%(c)	2,874,752	2,874,752
Total Money Market Funds (Cost $2,885,141)		2,885,141

U.S. TREASURY OBLIGATIONS — 52.46%	Principal Amount
United States Treasury Bill, 0.20%, 9/10/2020(b)(d)	$49,300,000	49,276,928

Total U.S. Treasury Obligations (Cost $49,255,630)		49,276,928

CALL OPTIONS PURCHASED — 3.57%	Number of Contracts	Notional Amount	Exercise Price	Expiration Date
Discover Financial Services	3,452	$12,313,284	$35.00	January 2022	3,348,440

Total Call Options Purchased (Cost $9,609,891)					3,348,440

Total Investments — 121.92% (Cost $125,691,757)					114,519,986

Liabilities in Excess of Other Assets — (21.92)%					(20,592,608)
NET ASSETS — 100.00%					$93,927,378

SELECTIVE OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2020 (Unaudited)

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for unsettled security transactions and written put options
(c)	Rate disclosed is the seven day effective yield as of March 31, 2020.
(d)	Discount security. Rate shown is the effective yield at time of purchase.

ADR - American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of this schedule of investments.

SELECTIVE OPPORTUNITY FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
March 31, 2020 (Unaudited)

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
WRITTEN PUT OPTIONS — (21.93)%
Bank of the Ozarks, Inc.	(1,474)	$(2,461,580)	$20 .00	August 2020	$(714,890)
Bank of the Ozarks, Inc.	(2,429)	(4,056,430)	25 .00	August 2020	(2,246,825)
Nutanix, Inc.	(3,113)	(4,918,540)	35 .00	January 2021	(6,226,000)
Nutanix, Inc.	(2,106)	(3,327,480)	17 .50	January 2022	(1,474,200)
Nutanix, Inc.	(7,605)	(12,015,900)	25 .00	January 2022	(8,935,875)
Splunk, Inc.	(607)	(7,662,161)	110 .00	January 2021	(1,004,585)

Total Written Put Options (Premiums Received $12,349,707)					$(20,602,375)

See accompanying notes which are an integral part of this schedule of open written option contracts.

At March 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments, including written options for federal income tax purposes was as follows:

Gross unrealized appreciation	$5,911,229
Gross unrealized depreciation	(25,491,059)
Net unrealized appreciation/(depreciation) on investments	$(19,579,830)
Tax cost of investments and written options	$113,497,442

Selective Funds

Related Notes to the Schedule of Investments

March 31, 2020

(Unaudited)

The Selective Opportunity Fund and the Selective Premium Income Fund (each a "Fund" and, collectively the "Funds") are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

The Selective Premium Income Fund commenced operations on March 31, 2020 and currently holds its entire position in cash. As a result, a Schedule of Investments is not included with this filing.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Selective Funds

Related Notes to the Schedule of Investments - continued

March 31, 2020

(Unaudited)

Debt securities, including U.S. government and agency obligations, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If Selective Wealth Management, Inc. (the “Adviser”) determines that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price or at the mean of the last bid and ask prices, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

In accordance with the Unified Series Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount which the Fund might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Selective Opportunity Fund’s investments as of March 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$59,009,477	$-	$-	$59,009,477
Money Market Funds	2,885,141	-	-	2,885,141
U.S. Government & Agency Obligations	-	49,276,928	-	49,276,928
Call Options Purchased	3,348,440	-		3,348,440
Total	$65,243,058	$49,276,928	$-	$114,519,986

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Put Options	$-	$(20,602,375)	$-	$(20,602,375)
Total	$-	$(20,602,375)	$-	$(20,602,375)

(a)	Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any assets at the end of the reporting period in which significant unobservable inputs (Level 3)

were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.